UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 25, 2009

ZIONS BANCORPORATION

(Exact Name of Registrant as Specified in its Charter)

Utah	001-12307	87-0227400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One South Main, 15th Floor, Salt Lake City, Utah	84133
(Address of Principal Executive Office)	(Zip Code)

(801) 524-4787

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On November 25, 2009, Zions Bancorporation entered into amendments to its Distribution and Auction Agent Agreements with Zions Direct, Inc. Copies of the amendments are attached as Exhibits 1.1 and 99.1, respectively.

Item 9.01.	Financial Statements and Exhibits

Zions Bancorporation hereby incorporates Exhibits 1.1, 4.1, 5.1, 5.2, 8.1, 23.1, 23.2 and 99.2 into Company’s Registration Statement on Form S-3 (No. 333-158319) previously filed by the Company with the Securities and Exchange Commission.

1.1	Amendment No. 1 to the Distribution Agreement, dated November 25, 2009.

4.1	Form of 7.75% Senior Note due September 23, 2014.

5.1	Opinion of Callister Nebeker & McCullough, a Professional Corporation.

5.2	Opinion of Sullivan & Cromwell LLP.

8.1	Tax Opinion of Sullivan & Cromwell LLP.

23.1	Consent of Callister Nebeker & McCullough, a Professional Corporation (included in Exhibit 5.1).

23.2	Consents of Sullivan & Cromwell LLP (included in Exhibits 5.2 and 8.1 above).

99.1	Amendment No. 2 to the Auction Agent Agreement, dated November 25, 2009.

99.2	Information relating to Item 14 of the Registration Statement on Form S-3 (No. 333-158319)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zions Bancorporation

Date: November 25, 2009	By:	/s/ Thomas E. Laursen
Thomas E. Laursen
Executive Vice President and General Counsel

Exhibit No.	Description

1.1	Amendment No. 1 to the Distribution Agreement, dated November 25, 2009.

4.1	Form of 7.75% Senior Note due September 23, 2014.

5.1	Opinion of Callister Nebeker & McCullough, a Professional Corporation.

5.2	Opinion of Sullivan & Cromwell LLP.

8.1	Tax Opinion of Sullivan & Cromwell LLP.

23.1	Consent of Callister Nebeker & McCullough, a Professional Corporation (included in Exhibit 5.1).

23.2	Consents of Sullivan & Cromwell LLP (included in Exhibits 5.2 and 8.1 above).

99.1	Amendment No. 2 to the Auction Agent Agreement, dated November 25, 2009.

99.2	Information relating to Item 14 of the Registration Statement on Form S-3 (No. 333-158319)